415 P-1 09/10

SUPPLEMENT DATED SEPTEMBER 1, 2010

TO THE PROSPECTUS DATED MAY 1, 2010

OF

TEMPLETON GLOBAL OPPORTUNITIES TRUST

The Prospectus is amended as follows:

I. The portfolio management team under "Fund Summaries – Portfolio Managers" section on page 7 is revised as follows:

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Sub-Advisor

Templeton Asset Management Ltd. (Asset Management)

Franklin Templeton Investments (Asia) Limited (FTIA)

Portfolio Managers

ALAN CHUA, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since September 2010.

JOANNE WONG, CFA

Portfolio Manager of FTIA and portfolio manager of the Fund since September 2010.

CINDY L. SWEETING, CFA

Executive Vice President and Director of Research of Investment Counsel and portfolio manager of the Fund since September 2010.

II. The portfolio management team under "Fund Details - Management" section on page 13 is revised as follows:

Management

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage, as of July 31, 2010, over $602 billion in assets.Under an agreement with Investment Counsel, Franklin Templeton Investments (Asia) Limited (FTIA), 17th Floor, Chater House, 8 Connaught Road Central, Hong Kong, and Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, are the Fund's sub-advisors. FTIA and Asset Management provide Investment Counsel with investment management advice and assistance.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

ALAN CHUA, CFA   Portfolio Manager of Asset Management

Mr. Chua assumed the duties of lead portfolio manager of the Fund in September 2010.  He has primary responsibility for the investments of the Fund. Mr. Chua has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2003.

JOANNE WONG, CFA   Portfolio Manager of FTIA

Ms. Wong has been a portfolio manager of the Fund since September 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2002.

CINDY L. SWEETING, CFA   Executive Vice President and Director of Research of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since September 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

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